UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 16, 2015 (January 14, 2015)

INTERNATIONAL METALS STREAMING CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-182629	45-5634033
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12303 Airport Way, Suite 200 Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 327-1497

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 14, 2015, the registrant’s board of directors concluded that the registrant’s financial statements for the year ended December 31, 2013 (the “2013 financial statements”) included with the registrant’s annual report on Form 10-K filed with the Securities and Exchange Commission on August 20, 2014 (the “2013 10-K”), included accounting errors and should no longer be relied upon. Specifically, it has been determined that the recording of approximately $6.5 million in loss in connection with the issuance of 1,533,166 shares of common stock to two investors in December 2013 is incorrect and should be corrected. The effects of the adjustments on the 2013 financial statements are summarized as follows:

Selected Consolidated Balance Sheet information as of December 31, 2013

	Previously Reported	Impact of Restatement	Restated

Additional paid-in-capital	$14,590,149	$(6,540,333)	$8,049,815
Accumulated deficit	$(7,126,104)	$6,540,333	$(585,771)

Selected Consolidated Statement of Operations information for the year ended December 31, 2013

	Previously Reported	Impact of Restatement	Restated

Loss on sale and cancellation of common stock	$(6,540,497)	$6,540,333	$(164)
Net loss from continuing operations	$(7,070,861)	$6,540,333	$(530,528)
Net loss	$(7,089,569)	$6,540,333	$(549,236)
Basic and diluted loss per common share - Continuing operations	(0.56)	0.53	(0.03)

Selected Consolidation Statements of Cash Flows information for the year ended December 31, 2013

	Previously Reported	Impact of Restatement	Restated

Net loss	(7,089,569)	6,540,333	(549,236)
Adjustments to reconcile net loss to net cash Loss on sale and cancellation of common stock	6,540,497	(6,540,333)	164

In addition, it has been determined that the presentation of cash on the balance sheet in the 2013 consolidated financial statements did not fully disclose that the funds were in counsel's trust account. Such description has been revised on the face of the consolidated balance sheet to indicate that the funds were held in attorney trust account.

The registrant will also revise disclosures in the 2013 10-K to be consistent with the foregoing.

The registrant’s board of directors has discussed the foregoing matter with RBSM LLP, its independent registered public accounting firm. The registrant intend to amend the 2013 financial statements and the related information in the 2013 10-K by January 16, 2015.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL METALS STREAMING CORP.
(Registrant)

Date: January 16, 2015	By:	/s/ Michael Hlavsa
Michael Hlavsa
Chief Executive Officer